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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 3, 2005

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                       0-24571               43-1816913
      --------                       -------               ----------
(State or other Jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
            ------------------------------------------

      On October 3, 2005, Pulaski Financial Corp. (the "Company") entered into deferred compensation agreements with eight loan officers of Pulaski Bank pursuant to the Company's stock-based deferred compensation plan and cash-based deferred compensation plans. None of the loan officers are executive officers of either the Company or Pulaski Bank.

      The stock-based deferred compensation plan provides that eligible employees may defer a portion of their compensation (which includes salary, bonus and commissions) into a trust that will use those funds to purchase shares of Company common stock. In addition, the plan and accompanying compensation agreement provides for a Bank contribution based on the pre-tax profitability of the participant's mortgage business.

      The cash-based deferred compensation plan provides that eligible employees may defer a portion of their compensation (which includes salary, bonus and commissions) into a trust. In addition, the plan and accompanying compensation agreement provides that the Bank shall make an additional contribution based on the pre-tax profitability of the participant's mortgage business. Amounts credited to a participant's account accrue interest at a rate equal to the prime rate as reported in The Wall Street Journal plus 1%.

      A copy of the Pulaski Financial Corp. Stock-Based Deferred Compensation Plan, the Pulaski Financial Corp. Cash-Based Deferred Compensation Plan and the forms of Deferred Compensation Agreements for each plan will be filed by Pulaski Financial as an exhibit to the annual report on Form 10-K for the year ending September 30, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 7, 2005                By: /s/ William A. Donius
                                          --------------------------------------
                                          William A. Donius
                                          Chairman and Chief Executive Officer